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                                                                    EXHIBIT 23.6
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                                                                   EXHIBIT 23.6

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to the use in Amendment No. 2 to the Registration Statement of Patriot American Hospitality, Inc. (the "Company") on Form S-11 of our report dated March 8, 1996, related to the financial statements of Newporter Beach Hotel Investments L.L.C. as of December 31, 1995, and for the period from March 10, 1995 through December 31, 1995. We also consent to the reference to our firm under the caption "Experts".

                                          Coopers & Lybrand L.L.P.

Newport Beach, California

July 16, 1996